UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 22, 2004
                                                        ------------------

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                 333-117232             41-1955181
     (State or other jurisdiction      (Commission           (IRS Employer
            of incorporation)          File Number)         Identification No.)


  8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN       55437
  -----------------------------------------------------------     --------
           (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (952) 857-7000
                                                            -------------

________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1 through 7 and Item 9 are not included because they are not applicable.

Item 8.01.  Other Events.

Filing of Computational Materials
----------------------------------

In connection with the offering of the GMACM Mortgage Pass-Through Certificates, Series 2004-J5 (the "Certificates"), Bear, Stearns & Co. Inc. (the "Underwriter") has prepared certain materials (the "Computational Materials") for distribution to potential investors. Although Residential Asset Mortgage Products, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibit 99.1 are filed on Form SE dated November 19, 2004. The Computational Materials consist of the pages that appear after the Form SE cover sheet.

Item 9.01.  Financial Statements and Exhibits

Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:


                 ITEM 601(A) OF REGULATION S-K
EXHIBIT NUMBER   EXHIBIT NO.                           DESCRIPTION
--------------   ------------------------------        ------------
1                   99.1                          Bear, Stearns & Co. Inc.
                                                  Computational Materials

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                 PRODUCTS, INC.


                                            By:  /s/Patricia C. Taylor
                                                -------------------------
                                                Name:  Patricia C. Taylor
                                                Title:  Vice President

Dated: November 23, 2004

                                  Exhibit Index



Exhibit Number Item 601(a) of Regulation   Sequentially Numbered        Page
               S-K Exhibit No.             Description
-------------- -------------------------   ---------------------       ------

1              99.1                     Bear, Stearns & Co. Inc.  Filed Manually
                                        Computational Materials